UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 30, 2018

FLITWAYS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55316	47-2489112
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Corporate Pointe, Suite 550

Culver City, CA 90230

 (Address of principal executive offices)

Phone: (855) 710-0915

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 30, 2018, after review and recommendation from the Board, the Company entered into an Agreement for Conversion of Indebtedness to Series A Voting Preferred Stock with Mr. Tobi Mac Aro, pursuant to which it was agreed that $50,000 of Mr. Tobi Mac Aro’s unpaid salary (the “Indebtedness”) would be converted to 1,000,000 shares of the Company’s Series A Voting Preferred Stock (the “Agreement for Conversion”).

Also, on January 30, 2018, Mr. Tobi Mac Aro, exercised his 2017 Options, pursuant to his Employment Agreement that was filed with the SEC on December 29, 2017 on Form 8-K, to which it was agreed that $165,550 of Mr. Tobi Mac Aro’s Indebtedness would be converted to 7,000,000 shares of the Company’s restricted common stock as per the Agreement for Conversion.

The information specified above is qualified in its entirety by reference to the Agreement for Conversion and is attached hereto as Exhibit 10.01 and are incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, this investor had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.”

ITEM 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.01	Employment Agreement by and between the Company and Tobi Mac Aro, dated January 30, 2018.	Filed Herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLITWAYS TECHNOLOGY, INC.

Date: January 31, 2018

By: /s/ Tobi Mac Aro

Tobi Mac Aro

President & CEO

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